May 01, 2019

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS CROCI® U.S. VIP

Class B

The following changes are effective on or about December 1, 2019:

The following information replaces the existing disclosure contained under the "AVERAGE ANNUAL TOTAL RETURNS" sub-heading of the "PAST PERFORMANCE" section of the summary section of the fund's prospectus.

Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)

	Class Inception	1 Year	5 Years	10 Years
Class B before tax	7/1/2002	-10.71	1.33	7.70
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)		-8.27	5.95	11.18
S&P 500® Index (reflects no deduction for fees, expenses or taxes)		-4.38	8.49	13.12

The Russell 1000® Value Index has replaced the S&P 500® Index as the fund's primary benchmark index. The Advisor believes that the new index better represents the fund's investment strategy and is therefore more suitable for performance comparison.